Exhibit 99.1

VISHAY REPORTS RESULTS FOR THIRD QUARTER 2014

•	Revenues for Q3 2014 $638 million
•	Operating margin Q3 2014 of 7.1%, or adjusted operating margin of 10.1%
•	EPS Q3 2014 of $0.17, or adjusted EPS of $0.26
•	For trailing twelve months Q3 2014, cash from operations of $310 million and capital expenditures of $152 million
•	Guidance for Q4 2014 for revenues of $600 - $640 million at gross margins in line with this volume

MALVERN, PENNSYLVANIA – October 28, 2014 – Vishay Intertechnology, Inc. (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive components, today announced its results for the fiscal quarter and nine fiscal months ended September 27, 2014.

Revenues for the fiscal quarter ended September 27, 2014 were $638.2 million, compared to $602.9 million for the fiscal quarter ended September 28, 2013.  The net earnings attributable to Vishay stockholders for the fiscal quarter ended September 27, 2014 were $27.0 million, or $0.17 per diluted share, compared to $32.7 million, or $0.22 per diluted share for the fiscal quarter ended September 28, 2013.

Net earnings attributable to Vishay stockholders for the fiscal quarter ended September 27, 2014 include restructuring and severance costs of $3.5 million and U.S. pension settlement charges of $15.6 million.  Net earnings attributable to Vishay stockholders for the fiscal quarter ended September 28, 2013 include a one-time tax benefit of $2.9 million to adjust deferred taxes subsequent to the enacting of a new tax law in Israel.  Adjusted net earnings per diluted share, which exclude these items, were $0.26 and $0.20 for the fiscal quarters ended September 27, 2014 and September 28, 2013, respectively.

Commenting on the results for the third quarter 2014, Dr. Gerald Paul, President and Chief Executive Officer, stated, "Revenues in the third quarter 2014 were slightly below the mid-point of our guidance. A strengthening US dollar and lower than expected shipments to distribution impacted the top line. In the third quarter, Asian distribution, as in previous years, reduced its orders placed with Vishay compared to previous quarters. At the same time, Vishay achieved a contributive margin for the quarter in its traditional range while keeping its fixed costs under control resulting overall in acceptable margins."

Commenting on Vishay's Merger and Acquisition activity, Marc Zandman, Vishay's Executive Chairman and Chief Business Development Officer, stated, "In September, we acquired an 88.95% interest in Taiwan-based Capella Microsystems, Inc. through a successful tender offer.  We expect to acquire the remaining shares through a merger, which was approved by Capella's shareholders on October 24, 2014. We anticipate the merger to close by the end of January 2015.  Capella is a leading fabless IC design company for optical sensors. Its strong market position for optical sensors complements Vishay's current capabilities in this high growth field very well. Capella is expected to grow as a business within Vishay while strengthening Vishay's position for optical sensors by adding in-house IC design capability and thus ensuring further growth in the mid- to long-term for our Opto business."

Commenting on the outlook Dr. Paul stated, "For the fourth quarter 2014 we anticipate a temporary slow-down of shipments to distribution and guide for revenues of $600 to $640 million at gross margins in line with this volume."

A conference call to discuss third quarter financial results is scheduled for Tuesday, October 28, 2014 at 9:00 AM ET. The dial-in number for the conference call is 877-589-6174 (+1 706-643-1406 if calling from outside the United States or Canada) and the conference ID is 6676040.

There will be a replay of the conference call from 12:00 PM ET on Tuesday, October 28, 2014 through 11:59 PM ET on Monday, November 3, 2014. The telephone number for the replay is 800-585-8367 (+1 855-859-2056 or 404-537-3406 if calling from outside the United States or Canada) and the access code is 6676040.

There will also be a live audio webcast of the conference call. This can be accessed directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

About Vishay
Vishay Intertechnology, Inc., a Fortune 1,000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, MOSFETs, and infrared optoelectronics) and passive electronic components (resistors, inductors, and capacitors). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, power supplies, and medical markets. Vishay's product innovations, successful acquisition strategy, and "one-stop shop" service have made it a global industry leader. Vishay can be found on the Internet at http://www.vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings;  adjusted earnings per share; adjusted operating margin; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted operating margin, EBITDA, adjusted EBITDA; and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the term "EBITDA" is not defined in GAAP, the measure is derived using various line items measured in accordance with GAAP.  Reconciling items to arrive at adjusted net earnings and adjusted operating margin represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant.  Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility.  These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including statements with respect to forecasted revenues, margins, cash generation, internal growth and acquisition activity and results, product lines, market share, cost reduction programs, and the general state of the Company, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words such as "believe," "estimate," "will be," "will," "would," "expect," "anticipate," "plan," "project," "intend," "could," "should," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; difficulties in implementing our cost reduction strategies; changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses, including with respect to the pending Capella acquisition; uncertainty related to the effects of changes in foreign currency exchange rates; and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	September 27, 2014	June 28, 2014	September 28, 2013

Net revenues	$638,211	$641,929	602,890
Costs of products sold	479,819	477,836	459,670
Gross profit	158,392	164,093	143,220
Gross margin	24.8%	25.6%	23.8%

Selling, general, and administrative expenses	93,837	97,156	90,067
Restructuring and severance costs	3,508	9,014	-
U.S. pension settlement charges	15,588	-	-
Operating income	45,459	57,923	53,153
Operating margin	7.1%	9.0%	8.8%

Other income (expense):
Interest expense	(6,167)	(5,821)	(5,797)
Other	(474)	208	556
Total other income (expense) - net	(6,641)	(5,613)	(5,241)

Income before taxes	38,818	52,310	47,912

Income taxes	11,841	16,478	15,043

Net earnings	26,977	35,832	32,869

Less: net earnings attributable to noncontrolling interests	6	190	150

Net earnings attributable to Vishay stockholders	$26,971	$35,642	$32,719

Basic earnings per share attributable to Vishay stockholders	$0.18	$0.24	$0.23

Diluted earnings per share attributable to Vishay stockholders	$0.17	$0.23	$0.22

Weighted average shares outstanding - basic	147,569	147,567	145,044

Weighted average shares outstanding - diluted	155,546	154,322	151,890

Cash dividends per share	$0.06	$0.06	$-

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	September 27, 2014	September 28, 2013

Net revenues	$1,882,518	$1,754,809
Costs of products sold	1,414,750	1,331,998
Gross profit	467,768	422,811
Gross margin	24.8%	24.1%

Selling, general, and administrative expenses	287,300	273,941
Restructuring and severance costs	18,926	-
U.S. pension settlement charges	15,588	-
Executive compensation charge (credit)	-	(1,778)
Operating income	145,954	150,648
Operating margin	7.8%	8.6%

Other income (expense):
Interest expense	(17,968)	(17,107)
Other	1,046	1,455
Total other income (expense) - net	(16,922)	(15,652)

Income before taxes	129,032	134,996

Income taxes	40,259	41,501

Net earnings	88,773	93,495

Less: net earnings attributable to noncontrolling interests	350	536

Net earnings attributable to Vishay stockholders	$88,423	$92,959

Basic earnings per share attributable to Vishay stockholders	$0.60	$0.65

Diluted earnings per share attributable to Vishay stockholders	$0.57	$0.61

Weighted average shares outstanding - basic	147,565	144,119

Weighted average shares outstanding - diluted	154,142	151,471

Cash dividends per share	$0.18	$-

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	September 27, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$575,302	$640,348
Short-term investments	538,109	511,231
Accounts receivable, net	303,923	274,083
Inventories:
Finished goods	124,271	109,617
Work in process	195,439	197,600
Raw materials	130,675	125,491
Total inventories	450,385	432,708

Deferred income taxes	21,122	21,716
Prepaid expenses and other current assets	107,267	100,594
Total current assets	1,996,108	1,980,680

Property and equipment, at cost:
Land	92,980	93,685
Buildings and improvements	564,514	560,418
Machinery and equipment	2,368,291	2,340,778
Construction in progress	67,428	95,278
Allowance for depreciation	(2,207,101)	(2,163,540)
	886,112	926,619

Goodwill	147,436	43,132

Other intangible assets, net	193,913	129,951

Other assets	152,953	156,757
Total assets	$3,376,522	$3,237,139

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	September 27, 2014	December 31, 2013
	(unaudited)
Liabilities and stockholders' equity
Current liabilities:
Notes payable to banks	$17	$2
Trade accounts payable	158,021	163,894
Payroll and related expenses	138,708	120,997
Other accrued expenses	156,699	146,670
Income taxes	16,536	17,502
Total current liabilities	469,981	449,065

Long-term debt less current portion	440,880	364,911
Deferred income taxes	181,710	157,640
Other liabilities	101,147	99,426
Accrued pension and other postretirement costs	269,325	287,901
Total liabilities	1,463,043	1,358,943

Redeemable convertible debentures	91,092	-

Equity:
Vishay stockholders' equity
Common stock	13,532	13,520
Class B convertible common stock	1,213	1,213
Capital in excess of par value	1,964,277	2,054,087
Retained earnings (accumulated deficit)	(195,837)	(257,698)
Accumulated other comprehensive income (loss)	12,064	61,634
Total Vishay stockholders' equity	1,795,249	1,872,756
Noncontrolling interests	27,138	5,440
Total equity	1,822,387	1,878,196
Total liabilities, temporary equity, and equity	$3,376,522	$3,237,139

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - in thousands)
	Nine fiscal months ended
	September 27, 2014	September 28, 2013

Operating activities
Net earnings	$88,773	$93,495
Adjustments to reconcile net earnings to
net cash provided by operating activities:
Depreciation and amortization	132,344	125,611
(Gain) loss on disposal of property and equipment	(65)	118
Accretion of interest on convertible debentures	2,930	2,709
Inventory write-offs for obsolescence	15,101	14,476
U.S. pension settlement charges	15,588	-
Other	4,215	(11,986)
Changes in operating assets and liabilities,
net of effects of businesses acquired	(61,875)	(44,862)
Net cash provided by operating activities	197,011	179,561

Investing activities
Purchase of property and equipment	(90,507)	(91,591)
Proceeds from sale of property and equipment	2,345	3,866
Purchase of businesses, net of cash acquired or refunded	(198,186)	(23,034)
Purchase of short-term investments	(335,341)	(424,940)
Maturity of short-term investments	330,734	284,814
Other investing activities	1,734	1,246
Net cash used in investing activities	(289,221)	(249,639)

Financing activities
Debt issuance costs	-	(4,558)
Principal payments on long-term debt and capital lease obligations	(11)	(21)
Net proceeds (payments) on revolving credit lines	73,000	21,000
Net changes in short-term borrowings	14	(142)
Excess tax benefit from RSUs vested	-	456
Dividends paid to common stockholders	(24,358)	-
Dividends paid to Class B common stockholders	(2,183)	-
Proceeds from stock options exercised	50	-
Distributions to noncontrolling interests	(547)	(240)
Other financing activities	(1,323)	-
Net cash provided by financing activities	44,642	16,495
Effect of exchange rate changes on cash and cash equivalents	(17,478)	939

Net increase (decrease) in cash and cash equivalents	(65,046)	(52,644)

Cash and cash equivalents at beginning of period	640,348	697,595
Cash and cash equivalents at end of period	$575,302	$644,951

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	September 27, 2014	June 28, 2014	September 28, 2013	September 27, 2014	September 28, 2013

GAAP net earnings attributable to Vishay stockholders	$26,971	$35,642	$32,719	$88,423	$92,959

Reconciling items affecting operating margin:
Restructuring and severance costs	$3,508	$9,014	$-	$18,926	$-
U.S. pension settlement charges	15,588	-	-	15,588	-
Executive compensation charge (credit)	-	-	-	-	(1,778)

Reconciling items affecting tax expense (benefit):
Tax effects of items above and other one-time tax expense (benefit)	$(6,011)	$(2,747)	$(2,867)	$(10,855)	$(3,564)

Adjusted net earnings	$40,056	$41,909	$29,852	$112,082	$87,617

Adjusted weighted average diluted shares outstanding	155,546	154,322	151,890	154,142	151,471

Adjusted earnings per diluted share*	$0.26	$0.27	$0.20	$0.73	$0.58

* Includes add-back of interest on exchangeable notes in periods where the notes are dilutive.

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 27, 2014	June 28, 2014	September 28, 2013	September 27, 2014	September 28, 2013

GAAP net earnings attributable to Vishay stockholders	$26,971	$35,642	$32,719	$88,423	$92,959
Net earnings attributable to noncontrolling interests	6	190	150	350	536
Net earnings	$26,977	$35,832	$32,869	$88,773	$93,495

Interest expense	$6,167	$5,821	$5,797	$17,968	$17,107
Interest income	(1,172)	(1,261)	(1,019)	(3,656)	(3,326)
Income taxes	11,841	16,478	15,043	40,259	41,501
Depreciation and amortization	45,413	43,576	42,155	132,344	125,611
EBITDA	$89,226	$100,446	$94,845	$275,688	$274,388

Reconciling items
Restructuring and severance costs	$3,508	$9,014	$-	18,926	-
U.S. pension settlement charges	15,588	-	-	15,588	-
Executive compensation charge (credit)	-	-	-	-	(1,778)

Adjusted EBITDA	$108,322	$109,460	$94,845	$310,202	$272,610

Adjusted EBITDA margin**	17.0%	17.1%	15.7%	16.5%	15.5%

** Adjusted EBITDA as a percentage of net revenues

Source: Vishay Intertechnology, Inc.
Contact:
Vishay Intertechnology, Inc.
Peter G. Henrici
Senior Vice President, Corporate Communications
+1-610-644-1300